Supplement dated May 2, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund (the Fund)	1/1/2023
Effective on or about June 1, 2023 (the Effective Date), the information under the subsection “Fund Management” for Water Island Capital, LLC (Water Island) in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Subadviser: Water Island Capital, LLC (Water Island)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Roger Foltynowicz, CFA, CAIA	Portfolio Manager of Water Island	Co-Portfolio Manager	2012
Gregg Loprete	Portfolio Manager of Water Island	Co-Portfolio Manager	2012
The rest of the section remains the same.
On the Effective Date, the information under the subsection “Primary Service Provider Contracts - Portfolio Managers”  for Water Island in the "More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Subadviser: Water Island Capital, LLC (Water Island)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Roger Foltynowicz, CFA, CAIA	Portfolio Manager of Water Island	Co-Portfolio Manager	2012
Gregg Loprete	Portfolio Manager of Water Island	Co-Portfolio Manager	2012
Mr. Foltynowicz joined Water Island in 2003. Mr. Foltynowicz began his investment career in 2003 and earned a B.S. from Presbyterian College and an M.S. from Pace Graduate School of Business.
Mr. Loprete joined Water Island in 2009. Mr. Loprete began his investment career in 1993 and earned a B.A. from the University of Delaware and an M.B.A. from New York University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP100_08_017_(05/23)